NOVEMBER 14, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD MUNICIPAL OPPORTUNITIES ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2022
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Municipal Opportunities ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Hartford Municipal Opportunities ETF (the “Fund”). Brad W. Libby will remain as a portfolio manager for the Fund. Effective immediately, Elizabeth J. Kleinerman, CFA is added as a portfolio manager for the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus:
(1) Effective immediately, under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Municipal Opportunities ETF Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2017
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2017
Elizabeth J. Kleinerman, CFA	Managing Director and Fixed Income Portfolio Manager	2021
*
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Municipal Opportunities ETF” in the above referenced Statutory Prospectus, the following information is added:
Effective December 31, 2024, Mr. Haney will no longer serve as a portfolio manager for the Fund.
Elizabeth J. Kleinerman, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2023 and has been involved in securities analysis for the Fund since 2021. Ms. Kleinerman joined Wellington Management in 2001 and transitioned to the fixed income team in 2004.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7641ETF
November 2023